Exhibit 10.4

Enterprise Loan Contract

ZHUJIANG RURAL BANK

IMPORTANT NOTES

In order to safeguard your interests, please read the following notes carefully before signing this contract:

I. You have the necessary legal knowledge related to the loan and guarantee.

II. You have read and understood all the terms of this contract and have given full attention to the contents to your rights and obligations.

III. You have ensured that the relevant certificates and materials submitted are authentic, lawful, and valid.

IV. You have confirmed that you have the right to sign this contract.

V. All terms hereof are true expressions of the will of both parties.

VI. Please use a pen to fill in the information required

Enterprise Loan Contract

Contract No.: 0200001101900221

Party A (Borrower): Shenzhen Yangang Mingzhu Freight Industry Co., Ltd.

Address: Zone A, 27th Floor, Yantian Industry Service Center, No. 3018, Shayan Road, Shajiao Street, Yantian District, Shenzhen

Zip: 518000

Legal representative/person in charge: Jinlong Yang

Contact:

Telephone number:

Fax No. :

Party B (Lender): Shenzhen Pingshan Zhujiang Rural Bank Co., Ltd

Address: 32nd floor, 33rd floor and 165-166 shops, Block H, Liuhe Commercial Plaza, Pingshan Street, Pingshan district, Shenzhen

Zip: 518000

Legal representative/person in charge: Wu Bin

Contact: Kaiwen Zhu

Telephone number: **********

Fax No. :

In accordance with the contract law of the People's Republic of China and other relevant laws and regulations, and based on the principles of voluntariness, equality, mutual benefit, and good faith, Party A and Party B have reached an agreement to conclude this contract through consultation.

Article 1 Loan amount and currency

The currency of loan under this contract is Renminbi, the amount is: (in words) Three Million Yuan Only.

Article 2 Purpose of loan

The loan under this contract is used for working capital. Without written consent of Party B, Party A shall not change the purpose of the loan arbitrarily. The Party B has the right to examine and monitor the use of loan. The payment of loan is to be monitored and managed by Party B.

The loan under this contract is not allowed to be used on fixed assets acquisition, investment in shares and prohibited purposes of production and operation.

Article 3 Loan term

The term of loan under this contract is 12 months from May 6, 2019 to May 5, 2020. The actual term of loan shall refer to the actual disbursement date and maturity date written in the receipt of loan.

Article 4 RMB loan interest rate

4.1 Interest rate

The RMB benchmark lending interest rate refers to the loan interest rate with corresponding term and corresponding grade published by the People’s Bank of China;

The RMB loan interest rate under this contract is calculated by the RMB Benchmark Lending Interest Rate with fluctuations. The interest rate hereby is 5.4375‰, and it is converted as follow: monthly interest rate = annual interest rate /12, daily interest rate = annual interest rate /360.

4.2 Interest rate adjustment

Prior to the disbursement of loan, if the benchmark interest rate is adjusted and applied to the loan hereunder, the new benchmark interest rate shall be applied and the loan interest rate shall be redetermined in accordance with the original floating proportion; After the disbursement of the loan, if the benchmark interest rate is adjusted, the loan interest rate shall be determined in manner A as follows:

A.       Remain unchanged

B.       Adjust annually

C.       Adjust quarterly

D.       Adjust monthly

E.       Others /

4.3 The settlement of interest is determined as in the way of A below:

A. Settled monthly, the interest payment date is the 20th day of every month, the last interest payment date is the date of maturity.

B. Settled quarterly, the interest payment date is the 20th day of every month, the last interest payment date is the date of maturity.

C. / .

Article 5 Interest rates on foreign exchange loans

5.1 Foreign exchange borrowing rate shall be determined in the following manner of / :

A. Fixed annual interest rate of %;

B. A / months term of / (LIBOR/ HIBOR) + / % spread of the floating rate, floating once / month. LIBOR (London Interbank Offered Rate) is the corresponding LIBOR rate shown on the "LIBOR=" page of the financial telecommunication terminal of Reuters (11:00 noon London time) two banking days before the beginning of each interest period. HIBOR (Hong Kong interbank offered rate) is the corresponding offered rate shown in the "HIBOR =" page of financial telecommunication terminal of Reuters (REUTRES) two banking days before the beginning of each interest period (11:00 noon Hong Kong time).

5.2 Interest on foreign exchange loan is calculated according to the actual calendar days used, that is, 365 days in a year (366 days in leap years), and each month is the actual number of days in the calendar of that month. The formula of interest is: interest = outstanding principal × actual calendar days of interest period × daily interest rate (daily interest rate of HK dollar and pound loan = annual rate / 365. The daily interest rate on loans in us dollars and other currencies = annual rate / 360).

Article 6 Drawdown

6.1 Party A's drawdown must meet the following conditions:

6.1.1 Party A has opened a repayment account with Party B;

6.1.2 This contract has come into effect, and Party A has completed the administrative license, approval, registration, and other legal procedures related to the loan hereunder in accordance with the provisions of relevant laws, regulations and rules and requirements of Party B;

6.1.3 Party A has submitted relevant documents that meet the requirements of Party B;

6.1.4 All procedures agreed by both parties have been completed for the security hereunder and Party B's mortgage and/or collateral has been established and remains valid;

6.1.5 Party A has signed the loan agreement and has not violated any of the provisions hereof;

6.1.6 At the time of drawdown, the collateral and securities made by Party A as a result of signing this contract are still true and valid;

6.1.7 At the time of drawdown, Party A's operating and financial conditions are similar to that at the time of signing this contract, without any material adverse change;

6.1.8 For entrusted payment by the lender, relevant transaction materials and certificates proving that the loan purpose meets the conditions stipulated in the contract, and written documents authorizing Party B to disburse the loan funds to the relevant counterparties of Party A;

6.1.9 Other conditions that Party A shall meet in accordance with laws, regulations or requirements of Party B.

6.2 Party A chooses to withdraw the loan hereunder in the following manner A :

A. According to the loan contract;

B. A lump sum withdrawal on either a / day, / month, or / year;

C. Withdrawal shall be made in installments according to the following time and amount:

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

6.3 The loan disbursement and repayment under this contract shall be made in the following manner B :

A. Discretionary payment by the borrower method, that is, according to Party A's loan disbursement application, Party B shall directly release the loan to the Loan Account opened by Party A at Party B's place, and Party A will have the discretion to use the fund for purposes stipulated in the contract;

B. Entrusted payment by the lender method, that is, Party B shall, according to the loan application and payment entrustment of Party A, release the loan funds through the loan account opened by Party A at Party B’s place so Party A can use the funds as stipulated in the contract;

C. If the single payment amount exceeds RMB yuan or the equivalent amount in foreign currency, the entrusted payment method shall be adopted; if the single payment amount does not exceed the above standards, the borrower's independent payment method shall be adopted;

D. Other ways / .

During the loan disbursement and repayment period, in the event any of the following events occur, Party B shall have the right to revise the terms of the loan, including the disbursement and repayment terms, or stop the issuance of the loan:

(a) Declining credit standing;

(b) Weak profitability of main business;

(c) Failure to repay the loan as agreed in the contract;

(d) Abnormal use of loan funds.

6.4 Regardless of the payment method adopted, Party A and Party B agree that the following account will be used as the Loan Account and principal and interest repayment account under this contract, and Party A hereby irrevocably authorizes Party B to transfer the loan into the following account when the conditions mentioned in Section 6.1 have been met:

Account name: Shenzhen Yangang Mingzhu Freight Industry Co., Ltd

Bank name: Shenzhen Pingshan Zhujiang Rural Bank

Account number: **********

6.5 After meeting the conditions stipulated in paragraph 1 of this article, Party A shall go through the withdrawal procedures with Party B in accordance with this contract and sign the loan certificates of indebtedness with Party B.

6.6 The loan made by Party B when Party A fails to meet the withdrawal conditions stipulated in paragraph 1 of this article shall not constitute a performance defect of Party B.

Article 7 Repayment

7.1 Party A agrees to repay the loan under this contract in the following manner E :

A. Repay the loan on the date of maturity in one payment;

B. Repayment in installments in the following order, time and amount:

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

/ Day, / year, / amount (in words) /

C. Repay principal on a / (monthly/quarterly) declining basis.

D. Repay principal in equal amount on a / (monthly/quarterly) basis.

E. Others: Pay monthly interest and repay principal in stages (return 10% of principal every 6 periods and return the remaining principal and interest when due)

7.2 Party A shall deposit the payable amount (interest and principal) in full into the account opened by Party B before the expiry date of the service date (Beijing time), and Party B shall have the right to deduct the amount directly from the account;

7.3 Party B shall have the right to directly deduct from the account opened by Party A at any institution affiliated to Shenzhen Pingshan Zhujiang Rural Bank Co., Ltd. If the currency of the remittance is different from that of the contract, the foreign exchange rate (selling rate) published by Party B on the day of deduction shall be adopted.

7.4 The amount paid by Party A (including the amount received by Party B under this contract) shall be repaid in the following order: expenses for realization of claims and security rights, damages, liquidated damages, compound interest, overdue interest and penalty interest, interest and principal, all of which may be revised by Party B.

7.5 Party A shall designate the account and/or the following account as the special fund collection account specified in Section 6.4 hereof, and shall promptly provide Party B with the fund inflow and outflow of such account. Party A agrees that Party B can monitor and manage the account’s inflow and outflow of funds.

Account name: Shenzhen Yangang Mingzhu Freight Industry Co., Ltd.

Bank name: Shenzhen Pingshan Zhujiang Rural Bank

Account number: *********************

Article 8 Prepayment and extension

8.1 If Party A wishes to prepay the principal of loan in advance, it shall submit a written application to Party B 30 days in advance. With the consent of Party B, Party A may repay part or all of the principal in advance.

8.2 Party A may prepay the principal provided that it has paid off the amount due to Party B. If Party A prepays part of the principal, it must first settle the current amount payable. For the principal prepaid by Party A, the interest shall be calculated and collected in the following manner: interest = the amount repaid in advance × the daily interest rate of prepayment × actual days of occupancy (the previous interest settlement date to prepayment date). The interest calculated and collected before will not be adjusted.

8.3 Written notice of prepayment shall not be revoked. If Party A fails to repay the loan on the scheduled prepayment date, Party B shall have the right to calculate and collect the penalty interest at the overdue penalty interest rate.

8.4 If Party A prepays, Party B shall have the right to charge liquidated damages for prepayment in the following manner of / :

A. If the loan is prepaid within months after the actual disbursement, liquidated damages = the amount returned in advance × %; If the loan is prepaid after months after actual disbursement, liquidated damages = the amount returned in advance × %

B. Liquidated damages = loss of interest on principal repayments from the repayment date to the due date × %

C. Other ways: /

8.5 If Party A fails to repay the principal and interest of the loan hereunder on schedule and needs to extend the loan, it shall submit a written application to Party B 30 days before the maturity date of the loan. If Party B approves the extension, both parties shall sign a separate extension agreement. If Party B does not agree to extend the term, Party A shall repay the principal and interest of the loan as agreed herein.

Article 9 Loan Security

9.1 Party A shall provide security to the performance of this contract as required by Party B. The modes of security under this contract may be one or more of the modes of guarantee security, mortgage security, pledge security or other security.

9.2 The loan hereunder is secured by one or more of the following security

A. Guarantor: / sign the Guarantee Contract with Party B with no. ;

B. Mortgagor: / sign the Mortgage Contract with Party B with no. ;

C. Pledgor: Jinlong Yang signs the Pledge Contract with Party B No. 0200072201900293;

D. /

E. /

9.3 If the creditor's rights hereunder fall under the security of maximum amount, one or more of the following security shall be adopted.

A. Guarantor: Jinlong Yang and Guizhi Yang sign the Guarantee Contract of Maximum Amount with Party B with No. 0200073201917259;

B. Mortgagor: / sign the Mortgage Contract of Maximum Amount signed with Party B with no / .

C. The pledgor: / sign the Pledge Contract of Maximum Amount with Party B with no. / ;

D. /

E. /

9.4 All guarantees for the obligations under this loan contract include but are not limited to those referred to in the preceding two paragraphs.

Article 10 Rights and Obligations of Party A

10. Party A warrants to the bank that it is a company duly incorporated under the applicable law. It shall have the right to dispose of its property of the business’s operation and management, have the right to run the business related to purpose under this contract, have the right to sign and perform this contract, have the right to sign this contract with the support and approval of the relevant department, board of directors, or via the company’s shareholders meeting, and obtain all necessary approvals required;

10.2 Party A warrants that its execution and performance hereof will not violate any provisions or agreements binding on Party A and its assets, or any security agreements, other agreements signed by Party A and others and any other documents, agreements and commitments binding on Party A;

10.3 Party A warrants to use the loan for the purposes agreed herein;

10.4 Party A warrants to repay the principal and interest of the loan as agreed herein;

10.5 Party B shall, as required by Party B, cooperate with Party B in pre-loan due diligence, loan repayment management, in-loan examination and post-loan inspection, and provide the following materials in a timely manner:

10.5.1 Business license and annual inspection certificates, legal person code, proof of legal representative identification, and other necessary personal information, members of the board of directors and major person in charge, list of financials in charge, business license and tax registration certificate that pass the tax department’s annual inspection, copies of tax return’s documents as requested by Party B, loan certificate (card);

10.5.2 All bank accounts opened, account numbers, deposit and loan information;

10.5.3 Party B shall provide audited balance sheets, income statements, owner's equity change statement, sales volume, cash flow statement, financial statements, notes and explanations as required by Party B;

10.5.4 Production and operation plans, projections, statistical statements, project budgets and final accounts;

10.5.5 All external (including any institution of Party B) security;

10.5.6 Information of all affiliated enterprises and related relationships, and related transactions that have taken place or will take place accounting for more than 10% of their net assets, as well as mutual guarantees among group customers;

10.5.7 The occurrence of litigation, arbitration, administrative punishment, debt disputes with others and the occurrence of criminal prosecution of individual management personnel;

10.5.8 The use of the loan hereunder.

10.6 Party A shall, within thirty (30) days prior to the occurrence of the following matters, give a written notice to Party B and impose Party B with the liability for paying off the debts hereunder as agreed in writing by Party B or provide Party B with a new contract which Party B agrees in writing; otherwise, it shall not conduct the following activities before paying off all the debts hereunder. These matters include but are not limited to contracting, leasing, trusteeship, restructuring, debt restructuring, merger, equity restructuring, joint venture (cooperative), reduction of registered capital, division, liquidation, dissolution (or revocation), application for reorganization, application for bankruptcy or settlement, issuance bonds or borrow funds from a third party such as the substantial increase in debt financing.

10.7 In the event of declaration of suspension for rectification, winding up, dissolution, bankruptcy or any other change enough to endanger the safety of its normal operation or Party B’ claim. Party A should notify Party within three days of occurrence of such events in writing and at the same time take full effective measures to protect Party B's claims.

10.8 If Party A changes its domicile, name, legal representative or other senior management personnel, it shall notify Party B in writing within seven days after the change.

10.9 Party A shall not enter into any contract with any third parties that is detrimental to Party B's rights and interests hereunder:

10.10 If Party A is a group client, Party A shall provide to Party B the group’s related information, including but not limited to the members of the group’s names, legal representatives, actual controllers, registered capital, the main business, equity structure, senior management, financial position, material assets, guarantee and significant lawsuits, etc.; Party B shall promptly report in writing to Party B the related transactions of its net assets of more than 10% (including 10%), including but not limited to the related relationships of the parties, the transaction items and nature, the transaction amount or the corresponding proportion, and the pricing policies of the transactions;

10.11 If the surety breaches any obligation or promise stipulated in the security contract, or loses the capability of security, Party A shall immediately provide a new security approved by Party B or pay off the loan hereunder in advance.

10.12 If there is any third-party guarantee used as a security, then Party A shall be the guarantor for any abnormalities, including but not limited to, was seriously ill, missing or declared missing, death or dead (suitable for guarantee human natural persons) or winding up, dissolution, liquidation, bankruptcy, reorganization and reconciliation, mediation, clean up and/or similar legal process (applicable to company as guarantee), the written notice to Party B within 7 days after the event, and provide new security as requested by Party B.

10.13 Party A warrants that it shall provide necessary documents and materials as required by Party B and that the documents and materials provided are true, accurate, lawful and effective.

10.14 Party A undertakes that the energy conservation and emission reduction of the project supported by the loan hereunder shall comply with national laws and regulations and regulations of regulatory authorities. If Party A fails to fulfill its commitment or the risk of energy consumption or pollution occurs, Party B may take the following measures: accelerate the recovery of the loan under this contract; or announce the early maturity of the loan under this contract. When Party B takes the above-mentioned measures, Party A agrees that Party B shall exercise the relevant security rights in advance.

10.15 Party A undertakes to inform Party B in time of adverse significant events affecting Party A's solvency.

10. 16 Party A undertakes to cooperate with Party B in the relevant inspection of the loan, and regularly summarize and report the payment of the loan funds as required by Party B.

10.17 If real property of Party A is used as collateral, and Party A has knowledge that the property is disposed of, they should inform Party B in a timely manner. If Party A fails to inform Party B in a timely manner and the collateral is lost, Party B shall have the right to stop the disbursement or recover the loan in advance.

Article 11 Rights and Obligations of Party B

11.1 Party B shall have the right to request Party A to provide materials related to the loan hereunder.

11.2 Party B shall have the right to supervise and inspect the usage of loan under this contract, monitor Party A's business activities, financial position, security and debt disputes, have the right to request Party A on a regular basis to report usage of loan. Party B has the right to, through the analysis of the account voucher or field investigation, examine whether the loan repayment complies with the terms in the contract.

11.3 Under the premise that Party A has fully performed the obligations set forth in this contract and meets the conditions for loan disbursement, Party B shall disburse the loan to Party A in accordance with the term and amount determined by the contract signed by both parties, except for the delay caused by Party A.

11.4 Party B shall keep confidential the information and information related to its debts, finance, production and operations provided by Party A, except as otherwise provided by laws and regulations.

11.5 During the validity period of this contract, Party B shall timely release the notice of change of address when it changes the domicile.

11.6 Party B has the right to recover the loan in advance according to Party A's inflow.

Article 12 Validity, alteration and termination of the contract

12.1 This contract shall come into force on the date of the contract signed and sealed by both parties. If the date of signature and seal by both parties is inconsistent, the contract shall come into force on the date of signature and seal by the last party;

12. 2 After this contract comes into force, neither party shall amend it without authorization. In case of any modifications, both parties shall reach a written amendment.

12.3 During the performance of this contract, in any of the following events, Party B shall have the right to suspend or terminate this contract, recover the principal and interest of the loan in advance, and stop the loan disbursement:

12.3.1 In the case of installment payment, Party A fails to repay the loan principal or defaults on the interest for more than three months in two consecutive terms;

12.3.2 Party A's business and financial position deteriorates, and it may not be able to repay the debts due, or involved in major economic litigation or arbitration or other legal disputes, which seriously affects or threatens the realization of Party B's claims;

12.3.3 Serious crisis of the overall credit standing, business and financial condition of Party A's group members, which poses a major threat to Party B's claims;

12.3.4 Winding-up, dissolution, suspension, revocation or cancellation of business license of Party A;

12.3.5 Party A fails to use the loan as agreed herein or fails to pay the principal, interest and other payables in full on schedule;

12.3.6 Party A fails to pay the loan funds as agreed herein;

12.3.7 Party A provides Party B with loan materials such as balance sheet, income statement or other materials that are false or conceal important facts, or important business financial facts;

12.3.8 Party A refuses to accept Party B's supervision and inspection of its use of the loan and related production, operation and financial activities;

12.3.9 Party A engages in speculative business or other illegal or illegal trading in securities, futures, real estate, etc. with the loan;

12.3.10 Party A uses loan to make illegal income;

12.3.11 Party A fraudulently obtains the loan;

12.3.12 Party A intends to evade or cancel Party B's claims through related transactions;

12.3.13 Changes in Party A’s mode of operation, its own system, legal status, including but not limited to, contracting, leasing, trusteeship, asset restructuring, debt restructuring, joint stock restructuring, merger, acquisitions, transfer of property rights, joint venture, reduction of registered capital, application for suspension of business operations, application for dissolution (or revocation), application for reorganization, settlement and bankruptcy, without Party B's written consent, and impose the liability for the settlement of the debts under this contract or provide a new contract approved by Party B;

12.3.14 The security under this contract are subject to changes that may affect Party B's creditor's rights, including but not limited to the damage, loss or value reduction or loss of value, or the guarantor breaches any obligation as stated in the contract and Party A fails to provide new security as required by Party B;

12.3.15 The security contract or any other security is ineffective, invalid, announced to be revoked, or the usrety has partially or completely lost the ability to secure, or stated the security will not be fulfilled, or the surety violates any obligation or promise in the contract, or violates the terms in the same contract signed with a third party, or Party A fails to provide a new security according to the terms required by Party B;

12.3.16 The representations and warranties made by Party A are not true, accurate or conceal material facts, or Party A fails to abide by its covenants hereunder;

12.3.17 Party A violates the constraint of financial indicators agreed with Party B;

12.3.18 A major cross-default occurs to Party A;

12.3.19 Party A expressly states or indicates by its own conduct that it will not perform its obligations under this contract. Other circumstances that may cause the realization of Party B's claims under this contract to be threatened or suffer serious losses.

Article 13 Liability for breach of contract

13.1 Due to reasons that Party A or the surety under this contract cannot perform the security contract, or the Party A cannot go through the procedure requested by Party B within 30 days (including statutory holidays and vacations), Party B has the right to rescind the contract and recover the loans disbursed in advance.

13.2 If Party A fails to repay the loan principal payable at the due date (including the early maturity date) according to the repayment terms stipulated in the contract. From the due date, the penalty interest rate is the interest rate agreed in this contract plus 50%. If Party A fails to pay the interest on schedule, the interest shall be calculated and compounded at the penalty interest rate agreed in this paragraph.

13.3 If Party A fails to use the loan for the purpose agreed herein, the penalty interest rate shall be the interest rate agreed herein plus 100%, and the penalty interest and compound interest shall be calculated accordingly.

13.4 If the loan is overdue or not used in accordance with the purpose agreed herein, the overdue interest, penalty interest and compound interest shall be calculated and collected on a monthly basis.

Article 14 Assignment

14.1 The Party B can assign its rights under this contract to any third party without Party A’s consent in advance.

14.2 Without the written consent of Party B, Party A cannot assign its rights or obligation under this contract to any third party.

Article 15 Notarial provisions

Party A and Party B agree and confirm that: if the contract is notarized by the notary authorization as a claim documents that deemed enforceable and if Party B fails to pay the principal and other expenses on time, or Party B breaches the contract, Party A has the right to directly apply to the People’s Court for enforcement, and Party B agrees it will accept the enforcement unconditionally and waive any rights of defense.

Article 16 Dispute resolution

All disputes arising out of this contract between Party A and Party B shall be settled through negotiation. If no agreement can be reached through negotiation, either party may settle the disputes with the following method of A :

A. Bring a lawsuit to the competent People's Court in the place where Party B is located;

B. Submit the case to the / arbitration commission for arbitration.

Article 17 Supplementary provisions

17.1 If Party A and Party B have signed the Comprehensive Credit Extension Contract No. 0200001201900252, then this contract is the specific business contract under the Comprehensive Credit Agreement.

17.2 During the term hereof, if Party A fails to notify Party B in writing of any change in its legal name, legal representative and domicile, all documents sent to Party A by Party B in accordance with such information as name, legal representative and domicile before the change shall be deemed to have been served;

17.3 Party A shall bear all expenses related to registration, insurance, notarization, appraisal, evaluation and transportation under this contract and its guarantee contract. If it is paid by Party B, Party B shall have the right to deduct it directly from Party A's account.

17.4 If the contents of this loan contract are inconsistent with the loan agreement, the loan contract shall prevail;

17.5 This contract is made in duplicate, with one held by Party A and one held by Party B, and the legal effect thereof shall be the same.

Article 18 Other provisions

/

(signature page, no text)

Party A (seal)

Shenzhen Yangang Mingzhu Freight Industry Co., Ltd [Corporate Seal Affixed Here]

Signature of Party A's legal representative (or authorized representative):

/s/ Jinlong Yang

Date of signing: April 29, 2019

Party B (seal):

Shenzhen Pingshan Zhujiang Rural Bank [Corporate Seal Affixed Here]

Signature of Party B’s legal representative (or authorized representative):

/s/ Bin Wu

Date of signing: April 29, 2019

Place of signing: Shenzhen